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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)    January 28, 1997
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                     National Consumer Cooperative Bank
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             (Exact Name of Registrant as Specified in Charter)

United States of America
(12 USC Section 3001 et seq.)      2-99779               52-1157795
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(State or Other Jurisdiction     (Commission   (IRS Employer Identification No.)
    of Incorporation)           File Number)


1401 Eye Street, N.W., Suite 700, Washington, D.C.                20005
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code     (202) 336-7700
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ITEM 5   OTHER EVENTS

     The National Consumer Cooperative Bank ("NCB") has revised the form of Floating Rate Note that it proposes to use in connection with the issuance of certain Debt Securities that NCB may offer from time to time. The Debt Securities in question are registered under the Securities Act of 1933
(Reg. No. 333-17003). The revised form of Floating Rate Note is attached as
Exhibit 1 hereto.

ITEM 7   EXHIBITS

     Exhibit 4   Form of Floating Rate Note



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           National Consumer Cooperative Bank
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                                                   (Registrant)


Date   February 10, 1997          By /s/ Richard L. Reed
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                                         Richard L. Reed, Managing Director